                                                                    Exhibit 4.25

                 Fourth Amendment and Waiver to Credit Agreement

          This Fourth Amendment and Waiver to Credit Agreement dated as of March 31, 2003 (this "Fourth Amendment"), is entered into among Exide Technologies, a Delaware corporation and a debtor and a debtor in possession (the "Company"); Exide Delaware LLC, a Delaware limited liability company ("Exide LLC"); Exide Illinois, Inc., a Pennsylvania corporation ("Exide Illinois"); RBD Liquidation, LLC, a Delaware limited liability company ("RBD"; together with the Company, Exide LLC and Exide Illinois, the "Borrowers"); GNB Battery Technologies Japan, Inc., a Delaware corporation ("GNB"; and together with the Borrowers, the "Domestic Guarantors"); the Lenders party hereto; and Citicorp USA, Inc. ("CUSA"), as agent for the Lenders and the Issuers (in such capacity, the "Administrative Agent") and as collateral monitoring agent (in such capacity, the "Collateral Monitoring Agent"), and amends that certain Credit Agreement dated as of April 15, 2002 and amended as of a First Amendment dated as of May 17, 2002, a Second Amendment dated as of June 10, 2002 and a Third Amendment and Waiver dated as of December 18, 2002 (as amended hereby and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement") entered into among the Borrowers, the Domestic Guarantors, the Lenders, the Issuers, and CUSA as Administrative Agent and Collateral Monitoring Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

                              W I T N E S S E T H:

          WHEREAS, the Company has requested that certain provisions of the Credit Agreement be amended and that certain transactions be permitted, all as more particularly set forth herein;

          WHEREAS, the Company had previously been granted a waiver until March 31, 2003 in respect to the maintenance of balances in accounts located outside the United States in excess of $20,000,000 in contravention of Section 8.12(a) of the Credit Agreement and the Company has requested an extension of that waiver, all as more particularly set forth herein;

          WHEREAS, pursuant to Section 13.1(a) (Amendments, Waivers, Etc.) of the Credit Agreement, the consent of the Requisite Lenders is required to modify certain portions of the Credit Agreement and permit certain transactions as requested by the Company;

          NOW, THEREFORE, in consideration of the above premises, the Borrowers, the Domestic Guarantors and the Lenders party hereto agree as follows:

          SECTION 1. Fourth Amendment to the Credit Agreement. The Credit Agreement is, effective as of the Fourth Amendment Effective Date (as defined below), hereby amended as follows:

          (a) Section 8.3 (Investments) of the Credit Agreement is amended to reflect the name change by the Portuguese subsidiary by replacing subclause 5(ii) within clause (e) with the following new sub-clause 5(ii):

          (ii) Sociedade Portuguesa do Acumulador Tudor S.A. f/k/a Deta Portuguesa Baterias, LDA from Deutsche Exide GmbH;

          SECTION 2. Consent to Certain Transaction and Waiver of Certain Covenants of the Credit Agreement.

          Effective as of the Fourth Amendment Effective Date (as defined below) and subject to the terms and conditions set forth herein, the Requisite Lenders hereby consent to the following and grant a waiver as follows:

          (a) The Requisite Lenders hereby consent to the incurrence by March 31, 2003 of first priority mortgages over the industrial plant and administrative offices owned by Deutsche Exide GmbH located in Bad Lauterberg, Germany in favor of Exide Sonnak A/S and Tudor AB in connection with the sale by Deutsche Exide GmbH of 70% of the shares of Exide Batteriewerke GmbH (Austria) to Exide Sonnak A/S and Tuder AB; and

          (b) The Requisite Lenders hereby waive any Event of Default that may occur pursuant to Section 9.01(d)(i), due to the retention, in contravention of Section 8.12(a), of cash and Cash Equivalents in accounts located outside the United States in an aggregate amount in excess of $20,000,000; provided, however, that the waiver granted pursuant to this clause (y) shall cease to be in effect and the aggregate amount in such foreign accounts shall be tested as set forth in the Credit Agreement on the earlier to occur of (a) June 30, 2003 and (b) the date on which the aggregate amount in such foreign accounts exceeds $48,000,000; provided further, that on or before the last Business Day of each Calendar Month, the Loan Parties shall use their reasonable best efforts (subject to applicable legal restrictions and cash requirements) to apply such cash and Cash Equivalents in excess of$20,000,000 to the repayment of any and all Foreign Intercompany Loans.

          SECTION 3. Conditions Precedent to the Effectiveness of this Fourth Amendment.

          This Fourth Amendment shall become effective as of the date hereof on the date (the "Fourth Amendment Effective Date") when the following conditions precedent have been satisfied:

               (i) Certain Documents. The Administrative Agent shall have received on or before the Fourth Amendment Effective Date all of the following, all of which shall be in form and substance satisfactory to the

          Administrative Agent, in sufficient quantity and, as applicable, originally executed for each of the Lenders:

               (A) this Fourth Amendment executed by the Borrowers, the Domestic Guarantors, sufficient Lenders to constitute the Requisite Lenders and the Administrative Agent; and

               (B) such additional documentation as the Administrative Agent or, if appropriate, the Requisite Lenders may reasonably require.

               (ii) Representations and Warranties. Each of the representations and warranties made by the Borrowers or the other Loan Parties in or pursuant to the Credit Agreement, as amended by this Fourth Amendment, and the other Loan Documents to which the Borrowers or any of the other Loan Parties is a party or by which the Borrowers or any of the Loan Parties is bound, shall be true and correct in all material respects on and as of the Fourth Amendment Effective Date (other than representations and warranties in any such Loan Document expressly that are limited to a specific date).

               (iv) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Fourth Amendment shall be satisfactory in all respects, including without limitation, form and substance, to the Administrative Agent in its sole discretion.

               (v) No Events of Default. No Event of Default or Default shall have occurred and be continuing on the Fourth Amendment Effective Date.

               (vi) Payment of Costs, Fees and Expenses. Counsel, including all foreign counsel, to the Administrative Agent shall have been paid all outstanding fees and expenses due and owing in connection with the Credit Agreement, the other Loan Documents and this Fourth Amendment.

          SECTION 4. Representations and Warranties. Each Borrower and each Domestic Guarantor hereby represents and warrants to the Lenders that (a) as of the date hereof, and after giving effect to the amendments contained herein, no Event of Default or Default under the Credit Agreement shall have occurred and be continuing and (b) all of the representations and warranties of such Borrower and such Domestic Guarantor contained in Article IV (Representations and Warranties) of the Credit Agreement and in any other Loan Document are true and correct as of the date of execution hereof in all material respects, as though made on and as of such date (other than representations and warranties in any such Loan Document expressly that are limited to a specific date).

          SECTION 5. Reference to and Effect on the Loan Documents.

          (a) Upon the effectiveness of this Fourth Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

          (b) Except as specifically amended hereby, all ofthe terms of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

          (c) The execution, delivery and effectiveness of this Fourth Amendment shall not operate as a waiver of any right, power or remedy under the Credit Agreement or any of the Loan Documents of any Lender, any Issuer, the Administrative Agent, the Collateral Monitoring Agent, or the Swing Loan Lender nor constitute a waiver of any provision of the Credit Agreement or any ofthe Loan Documents.

          SECTION 6. Fees, Costs and Expenses. The Borrowers and the Domestic Guarantors agree to pay on demand in accordance with the terms of Section 13.3 (Costs and Expenses) of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Fourth Amendment and all other Loan Documents entered into in connection herewith, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto.

          SECTION 7. Execution in Counterparts. This Fourth Amendment may be executed and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement.

          SECTION 8. Affirmation of Guaranties. Each of the Domestic Guarantors hereby consents to the terms of this Fourth Amendment in its capacity as a guarantor under the Credit Agreement and agrees that the terms of this Fourth Amendment shall not affect in any way its obligations and liabilities under its Guaranty or any other Loan Document to which it is a party, all of which obligations and liabilities shall remain in full force and effect and each ofwhich is hereby reaffirmed.

          SECTION 9. Governing Law. This Fourth Amendment shall be interpreted, and the rights and liabilities of the parties determined, in accordance with the internal law of the State of New York.

                            [Signature Pages Follow]

          IN WITNESS WREREOF, this Fourth Amendment has been duly executed on the date set forth above.

                                   EXIDE TECHNOLOGIES, a debtor and a
                                       debtor in possession
                                       as a Borrower and a Domestic
                                       Guarantor


                                   By: /s/ Stuart Kupinsky
                                       -----------------------------------------
                                       Name:  Stuart Kupinsky
                                       Title: SVP General Counsel & Secretary


                                   EXIDE DELAWARE LLC, a debtor and
                                       a debtor in possession
                                       as a Borrower and a Domestic
                                       Guarantor


                                   By: /s/ Stuart Kupinsky
                                       -----------------------------------------
                                       Name:  Stuart Kupinsky
                                       Title: SVP General Counsel & Secretary


                                   RBD LIQUIDATION, LLC, a debtor and
                                       a debtor in possession
                                       as a Borrower and a Domestic
                                       Guarantor


                                   By: /s/ Stuart Kupinsky
                                       -----------------------------------------
                                       Name:  Stuart Kupinsky
                                       Title: SVP General Counsel & Secretary

                                   GNB BATTERY TECHNOLOGIES
                                       JAPAN, INC., as a Domestic Guarantor


                                   By: /s/ Stuart Kupinsky
                                       -----------------------------------------
                                       Name:  Stuart Kupinsky
                                       Title: SVP General Counsel & Secretary


                                   EXIDE ILLINOIS, INC., a debtor and a
                                       debtor in possession
                                       as a Borrower and a Domestic
                                       Guarantor


                                   By: /s/ Stuart Kupinsky
                                       -----------------------------------------
                                       Name:  Stuart Kupinsky
                                       Title: SVP General Counsel & Secretary

                                   Citicorp USA, Inc.,
                                       as Administrative Agent, Swing Loan
                                       Lender, Collateral Monitoring Agent,
                                       and a Lender


                                   By: /s/ Keith R. Gerding
                                       -----------------------------------------
                                       Name:  Keith R. Gerding
                                       Title: Vice President


                                   Citibank, N.A.,
                                       as Issuer


                                   By: /s/ Keith R. Gerding
                                       -----------------------------------------
                                       Name: Keith R. Gerding
                                       Title: Vice President

                                   Other Lenders:

                                   CIT GROUP BUSINESS CREDIT


                                   By: /s/ Roderick Jarrett
                                       -----------------------------------------
                                       Name:  Roderick Jarrett
                                       Title: Assistant Vice President


                                   THE BANK OF NOVA SCOTIA, NEW
                                       YORK AGENCY


                                   By:
                                       -----------------------------------------
                                       Name:  Christopher Usas
                                       Title: Director


                                   BEAR STEARNS & CO., INC.


                                   By:
                                       -----------------------------------------
                                       Name:  John E. McDermott
                                       Title: Senior Managing Director


                                   GE CAPITAL CFE, INC.


                                   By:
                                       -----------------------------------------
                                       Name:  William E. Magee
                                       Title: Duly Authorized Signatory


                                   CREDIT AGRICOLE INDOSUEZ


                                   By:
                                       -----------------------------------------
                                       Name: Frederick W. Aase
                                       Title: Vice President


                                   By:
                                       -----------------------------------------
                                       Name:  Leo von Reissig
                                       Title: Vice President


                                   LEHMAN COMMERCIAL PAPER, INC.


                                   By:
                                       -----------------------------------------
                                       Name: Frank P. Turner
                                       Title: Authorized Signatory

                                   Other Lenders:

                                   CIT GROUP BUSINESS CREDIT


                                   By:
                                       -----------------------------------------
                                       Name:  Roderick Jarrett
                                       Title: Assistant Vice President


                                   THE BANK OF A SCOTIA, NEW
                                       YORK AGENCY


                                   By: /s/ Daniel Costigan
                                       -----------------------------------------
                                       Name:  DANIEL COSTIGAN
                                       Title: Director


                                   BEAR STEARNS & CO., INC.


                                   By:
                                       -----------------------------------------
                                       Name:  John E. McDermott
                                       Title: Senior Managing Director


                                   GE CAPITAL CFE, INC.


                                   By:
                                       -----------------------------------------
                                       Name:  William E. Magee
                                       Title: Duly Authorized Signatory


                                   CREDIT AGRICOLE INDOSUEZ


                                   By:
                                       -----------------------------------------
                                       Name:  Frederick W. Aase
                                       Title: Vice President


                                   By:
                                       -----------------------------------------
                                       Name:  Leo von Reissig
                                       Title: Vice President


                                   LEHMAN COMMERCIAL PAPER, INC.


                                   By:
                                       -----------------------------------------
                                       Name:  Frank P. Turner
                                       Title: Authorized Signatory

                                   Other Lenders:

                                   CIT GROUP BUSINESS CREDIT


                                   By:
                                       -----------------------------------------
                                       Name:  Roderick Jarrett
                                       Title: Assistant Vice President


                                   THE BANK OF NOVA SCOTIA, NEW
                                       YORK AGENCY


                                   By:
                                       -----------------------------------------
                                       Name:  Christopher Usas
                                       Title: Director


                                   BEAR STEARNS & CO., INC.


                                   By: /s/ John E. McDermott
                                       -----------------------------------------
                                       Name:  John E. McDermott
                                       Title: Senior Managing Director


                                   GE CAPITAL CFE, INC.


                                   By:
                                       -----------------------------------------
                                       Name:  William E. Magee
                                       Title: Duly Authorized Signatory


                                   CREDIT AGRICOLE INDOSUEZ


                                   By:
                                       -----------------------------------------
                                       Name:  Frederick W. Aase
                                       Title: Vice President


                                   By:
                                       -----------------------------------------
                                       Name:  Leo von Reissig
                                       Title: Vice President


                                   LEHMAN COMMERCIAL PAPER, INC.


                                   By:
                                       -----------------------------------------
                                       Name:  Frank P. Turner
                                       Title: Authorized Signatory

                                   EATON VANCE SENIOR INCOME
                                       TRUST


                                   By: Eaton Vance Management as Investment
                                       Advisor


                                       By:
                                           -------------------------------------
                                           Name: Payson F. Swaffield
                                           Title: Vice President


                                   US BANK NATIONAL ASSOCIATION


                                   By:
                                       -----------------------------------------
                                       Name: Kerina Graves
                                       Title: Vice President


                                   CANADIAN IMPERIAL BANK OF COMMERCE


                                   By: /s/ JOHN LIVINGSTON
                                       -----------------------------------------
                                   Name:  JOHN LIVINGSTON
                                   Title: AUTHORIZED SIGNATORY


                                   SUMITOMO MITSUI BANKING CORPORATION


                                   By:
                                       -----------------------------------------
                                   Name:
                                   Title:

                                   Other Lenders:


                                   CIT GROUP BUSINESS CREDIT


                                   By:
                                       -----------------------------------------
                                       Name:  Roderick Jarrett
                                       Title: Assistant Vice President


                                   THE BANK OF NOVA SCOTIA, NEW
                                       YORK AGENCY


                                   By:
                                       -----------------------------------------
                                       Name:  Christopher Usas
                                       Title: Director


                                   BEAR STEARNS & CO., INC.


                                   By:
                                       -----------------------------------------
                                       Name:  John E. McDermott
                                       Title: Senior Managing Director


                                   GE CAPITAL CFE, INC.


                                   By:
                                       -----------------------------------------
                                       Name:  William E. Magee
                                       Title: Duly Authorized Signatory


                                   CREDIT AGRICOLE INDOSUEZ


                                   By:
                                       -----------------------------------------
                                       Name:  Frederick W. Aase
                                       Title: Vice President


                                   By:
                                       -----------------------------------------
                                       Name:  Leo von Reissig
                                       Title: Vice President


                                   LEHMAN COMMERCIAL PAPER, INC.


                                   By: /s/ Frank P. Turner
                                       -----------------------------------------
                                       Name:  Frank P. Turner
                                       Title: Authorized Signatory

                                   SPCP GROUP LLC


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title:


                                   GOLDMAN SACHS CREDIT PARTNERS L.P.


                                   By:
                                       -----------------------------------------
                                       Name:  Robert S. Fanelli
                                       Title: Authorized Signature


                                   FOOTHILL INCOME TRUST, L.P.


                                   By  FIT GP, LLC, its General Partner


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title: Managing Member


                                   FOOTHILL INCOME TRUST II, L.P.


                                   By: FIT II GP, LLC, its General Partner


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title: Managing Member


                                   ENDURANCE CLO I, LTD.

                                   By: ING Capital Advisors LLC, as Portfolio
                                       Manager


                                       By:
                                           -------------------------------------
                                           Name: Greg M. Masuda CFA
                                           Title: Vice President

                                   SPCP GROUP LLC


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   GOLDMAN SACHS CREDIT PARTNERS L.P.


                                   By: /s/ Robert S. Fanelli
                                       -----------------------------------------
                                       Name:  Robert S. Fanelli
                                       Title: Authorized Signature


                                   FOOTHILL INCOME TRUST, L.P.


                                   By: FIT GP, LLC, its General Partner


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title: Managing Member


                                   FOOTHILL INCOME TRUST II, L.P.


                                   By FIT II GP, LLC, its General Partner


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title: Managing Member


                                   ENDURANCE CLO I, LTD.


                                   By: ING Capital Advisors LLC, as Portfolio
                                       Manager


                                       By:
                                           -------------------------------------
                                           Name: Greg M. Masuda CFA
                                           Title: Vice President

                                   SPCP GROUP LLC


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   GOLDMAN SACHS CREDIT PARTNERS L.P.


                                   By:
                                       -----------------------------------------
                                       Name: Robert S. Fanelli
                                       Title: Authorized Signature


                                   FOOTHILL INCOME TRUST, L.P.


                                   By: FIT GP, LLC, its General Partner


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title: Managing Member


                                   FOOTHILL INCOME TRUST II, L.P.


                                   By  FIT II GP, LLC, its Generai Partner


                                       By:
                                           -------------------------------------
                                           Name:
                                           Title: Managing Member


                                   ENDURANCE CLO I, LTD.


                                   By: ING Capital Advisors LLC, as Portfolio
                                       Manager


                                       By  /s/ Philip C. Robbins CFA
                                           -------------------------------------
                                           Name:  Philip C. Robbins CFA
                                           Title: Vice President

                                   ORYX CLO, LTD.


                                   By: ING Capital Advisors LLC, as Collateral
                                       Manager


                                       By  /s/ Philip C. Robbins CFA
                                           -------------------------------------
                                           Name:  Philip C. Robbins CFA
                                           Title: Vice President


                                   EATON VANCE INSTITUTIONAL SENIOR LOAN FUND


                                   By: Eaton Vance Management, as Investment
                                       Advisor


                                       By:
                                           -------------------------------------
                                           Name:  Payson F. Swaffield
                                           Title: Vice President


                                   GRAYSON & CO


                                   By: Boston Management and Research as
                                       Investment Advisor


                                       By:
                                          --------------------------------------
                                          Name:  Payson P. Swaffield
                                          Title: Vice President


                                   SENIOR DEBT PORTFOLIO


                                   By: Boston Managementand Research as
                                       Investment Advisor


                                       By:
                                           -------------------------------------
                                           Name:  Payson F. Swaffield
                                           Title: Vice President

                                   ORYX CLO, LTD.


                                   By: ING Capital Advisors LLC,
                                       as Collateral Manager


                                       By:
                                           -------------------------------------
                                           Name:  Greg M. Masuda CFA
                                           Title: Vice President


                                   EATON VANCE INSTITUTIONAL SENIOR LOAN FUND


                                   By: Eaton Vance Management, as
                                       Investment Advisor


                                       By: /s/ Scott H. Page
                                           -------------------------------------
                                           Name:  SCOTT H. PAGE
                                           Title: VICE PRESIDENT


                                   GRAYSON & CO


                                   By: Boston Managment and Research as
                                       Investment Advisor


                                       By: /s/ Scott H. Page
                                           -------------------------------------
                                           Name:  SCOTT H. PAGE
                                           Title: VICE PRESIDENT


                                   SENIOR DEBT PORTFOLIO


                                   By: Boston Management and Research as
                                       Investment Advisor

                                       By: /s/ Scott H. Page
                                           -------------------------------------
                                           Name:  SCOTT H. PAGE
                                           Title: VICE PRESIDENT

                                   EATON VANCE SENIOR INCOME TRUST


                                   By: Eaton Vance Management as Investment
                                       Advisor


                                       By: /s/ Scott H. Page
                                           -------------------------------------
                                           Name:  SCOTT H. PAGE
                                           Title: VICE PRESIDENT


                                   US BANK NATIONAL ASSOCIATION


                                   By:
                                       -----------------------------------------
                                       Name:  Kerina Graves
                                       Title: Vice President


                                   CANADIAN IMPERIAL BANK OF COMMERCE


                                   By:
                                       -----------------------------------------
                                   Name:  Karen Brewer
                                   Title: Authorized Signatory


                                   SUMITOMO MITSUI BANKING CORPORATION


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title: